UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

THE INTEGRITY FUNDS

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31

Date of reporting period: June 29, 2012

Item 1. REPORT TO SHAREHOLDERS

[Logo]

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund
Integrity Dividend Harvest Fund
Integrity Growth & Income Fund
Integrity High Income Fund

Semi-Annual Report
June 29, 2012

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the "WB/MNA Stock Fund" or Fund") for the six months ended June 29, 2012. The Fund's portfolio and related financial statements are presented within for your review.

Market conditions and sector weakness in energy and industrials weighed on the Fund during the second quarter of 2012. Shares of the Fund began the year with a small gain during quarter one of 22 cents each followed by a reduction in price from $5.64 on March 30 to $4.70 by June 29. During the period the benchmark Russell 3000 index was up 9.32% and the Dow Jones U.S. Oil & Gas Index returned -3.44% compared to the Fund which was down by -13.28%* largely due to weakness in oil and gas prices and the shares of companies that operate in these sectors.

Debt problems in Greece and other parts of Europe caused nervousness with investors again this year as the S&P was flirting with new recovery highs around mid-May in the 1400 area before heading lower and turning stocks lower. By the end of May, WTI crude oil futures prices had reached $106 per barrel and then weakness set in. WTI crude slid to around $78 from the end of May to the end of June as crude oil prices gave way to the same worries that the stock indices encountered a few weeks earlier. Talk of increased crude oil production in North America also contributed to the easing of crude prices with the Williston Basin and two areas of Texas identified as prospective areas of considerable new oil production. Shares of the Fund have shown close correlation to oil prices as of late which explains part of the decrease in value recently.

OPEC (Organization of Petroleum Exporting Countries) sets up as the prime prospect for losing market share as we work toward more domestic oil production. The drilling rig count in North Dakota has remained strong around 213 with estimates that by year-end 2012 we might see 225 rigs drilling in the Peace Garden State. Some analysts project that North Dakota will surpass one million barrels of oil per day (BOPD) in three years and figures above 1,500,000 BOPD have been tossed about. We agree that daily production in the Williston Basin is growing rapidly and that further increases are likely for some time to come. There is room for the oil in the market since the more we produce in the U.S. the less we need to import and that is where OPEC stands to lose. One industry leader put it succinctly when he said "adios OPEC".

With the conviction that Bakken development is here to stay, we have held onto the bulk of our pure play oilers during the recent price volatility. Meanwhile, management has worked to invest in infrastructure build-out prospects such as pipelines, railroads and suppliers of equipment and materials in these areas. Refineries have been added for their potential to purchase oil below World prices and market the products at favorable profit margins. Some positions were trimmed in a short list of sold stocks with GeoResources being noteworthy since they were the object of a merger deal.

Market conditions have been troublesome to many as of late and the managers have been vigilant to trim stock positions that appear poised to move lower while attempting to buy other shares at reasonable prices. We tend to look more closely at fundamentals such as P/E's and dividend support while the energy sector goes through some revamping. Other avenues of opportunity may develop along the way in other sectors and we hope to recognize these early. Meanwhile, we are still focused on energy development in North America with a significant portion of portfolio assets with the conviction that growth is ahead.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.44%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.42%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Russell 3000 Index

	Williston Basin/Mid-North America Stock Fund without sales charge	Williston Basin/Mid-North America Stock Fund with maximum sales charge	Russell 3000 Index
12/31/01	$10,000	$9,502	$10,000
12/31/02	$7,548	$7,172	$7,846
12/31/03	$9,839	$9,349	$10,283
12/31/04	$11,024	$10,475	$11,511
12/30/05	$12,308	$11,695	$12,216
12/29/06	$13,260	$12,599	$14,135
12/31/07	$13,138	$12,483	$14,862
12/31/08	$10,595	$10,067	$9,317
12/31/09	$12,640	$12,011	$11,958
12/31/10	$18,635	$17,707	$13,982
12/30/11	$19,574	$18,599	$14,126
6/29/12	$16,974	$16,128	$15,442

Average Annual Total Returns for the periods ending June 29, 2012

	1 year	3 year	5 year	10 year	Since Inception (April 5, 1999)
Without sales charge	-20.34%	15.21%	3.87%	6.64%	7.44%
With sales charge (5.00%)	-24.32%	13.28%	2.82%	6.09%	7.02%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Dividend Harvest Fund (the "Dividend Harvest Fund" or "Fund") for the period since commencement of operations on May 1, 2012 ended June 29, 2012. The Fund's portfolio and related financial statements are presented within for your review.

The second quarter of 2012 was defined by fears of European default, slowing growth in China, diminishing consumer confidence domestically, and uncertainty in the actions of the Federal Reserve. Europe in the near term has been able to minimize any major defaults. However, no long-term resolutions have been reached, keeping the European economy and in turn the US markets in limbo. Fears of slower growth in Asia and China in particular have also applied downside pressure on the markets, mostly impacting international companies with significant amounts of foreign exposure. Consumer confidence in June was at its lowest of the year indicating the American consumer is still apprehensive about the course of the economy. This has led many companies to lower their guidance for the remainder of 2012, as well as into 2013. These factors have all weighed heavily on the economy and markets, forcing the spotlight on the Federal Reserve to take further measures to spur economic growth. The Federal Reserve has yet to act in any meaningful way; with general consensus being any further weakening of the economy may force them into further quantitative easing (QE3).

Despite the uncertainties, the market pared some of its losses from earlier in the quarter with a June rally, ending the quarter with the S&P 500 down 2.75%. The lack of confidence in the market forced equity investors to turn to lower beta large cap companies in the consumer staples, health care, and telecommunication services spaces that offer solid dividend support. Companies in these sectors with strong balance sheets and little international exposure have faired better with many hitting multi-year highs in the second quarter. The market volatility will likely continue for the foreseeable future until more concrete resolutions can be reached in Europe, Federal Reserve actions are taken, and/or consumer confidence returns.

Since inception (May 1, 2012) through June 29, 2012, the Integrity Dividend Harvest Fund had a total return of 0.65%*, compared to the S&P 500 which returned -2.69% over the same time period. Currently, the Fund has yet to be rated by Morningstar. However, based on current holdings, the Fund would likely fall into the large value category which had a return of -2.55% from May 1, 2012 to June 29, 2012. The beta of the Fund since inception through June 29, 2012 was .57. Beta is a volatility measure of the percentage price change of the Fund given a one percent change in a representative market index. The beta value is determined by comparing the daily price movements of the Fund and the S&P 500 Index since inception of the Fund.

Key contributions to the relative performance of the Fund included stock selection and overweighting Consumer Staples, underweighting Information Technology, and overweighting Utilities.

Key detractors to the relative performance of the Fund included stock selection in Industrials and in Utilities.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Fund considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. The Fund emphasizes dividend yield in selecting stocks for the Fund because the Portfolio Management Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than capital appreciation.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Dividend Harvest Fund without sales charge	Integrity Dividend Harvest Fund with maximum sales charge	S&P 500 Index
5/1/12	$10,000	$9,497	$10,000
6/29/12	$10,065	$9,559	$9,731

Total Returns for the periods ending June 29, 2012

	1 year	3 year	5 year	10 year	Since Inception (May 1, 2012)
Without sales charge	N/A	N/A	N/A	N/A	0.65%
With sales charge (5.00%)	N/A	N/A	N/A	N/A	-4.41%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the "Growth & Income Fund" or "Fund") for the six months ended June 29, 2012. The Fund's portfolio and related financial statements are presented within for your review.

U.S. stocks ended the period with a strong advance sending the Dow Jones Industrial Average toward the biggest monthly rally since October after European leaders reached an agreement that alleviated concerns that banks would fail.

The Dow advanced 278 points on the final day of the quarter, its best one-day gain since June 6. The Standard & Poor's 500 Index had its best day since December 20 gaining 33 points. The strong advance was attributed to European leaders agreeing to use bailout funds to recapitalize struggling banks directly. The goal of the decision is to prevent runs on banks in Spain, Italy and Greece that could destabilize Europe's fragile banking system. From here it appears that the near-term risks have been reduced and that a trading range environment for stocks is likely moving into the remainder of the year.

Support for a more stable market environment can be found in key areas: Federal Reserve policy, investor sentiment and seasonal trends. Federal Reserve chairman Ben Bernanke has suggested that the Fed could provide more stimulus should economic or market conditions warrant. Investor pessimism never reached levels considered excessive or extreme suggesting that sellers on the European problems are out of the way. Seasonally, the second half of election years have been up for the S&P 500 81% of the time since 1928 according to Ned Davis Research.

Corporate earnings, the November election and the looming fiscal deficits will also be important to the markets for the second half of the year. While there are real challenges being faced by numerous governments around the world and economic growth may slow in the short term, we are optimistic about the lasting prospects for equities over the long-term horizon. Our long-term outlook allows us to continue to take advantage of near-term concerns to position the Fund in attractively valued securities across a multitude of sectors.

The Fund began the period at $37.67 and ended the period at $38.96 for a total return of 3.42%* versus the S&P 500 Index's return of 9.49%.

Key contributors to the relative performance of the Fund included: Dairy Products Co., Dean Foods, up 52%; Personal Computer Co., Apple, up 44%; Small Tool Co., Snap-On, up 22%; and Money Center Bank, Wells Fargo, up 21%.

Key detractors from the relative performance of the Fund included: Steel & Iron Co., Cliffs Natural Resources, down 20%; Oil & Gas Equipment & Service Co., Halliburton, down 17%; Oil & Gas Exploration Co., Kodiak Oil & Gas, down 13%; and Internet Information Provider, Google, down 10%.

Some new additions during the period include: Food Wholesaler, Sysco; Home Improvement Company, Lowes; Restaurant Co., McDonalds; and Special Eateries, Starbucks.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.89%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Growth & Income Fund without sales charge	Integrity Growth & Income Fund with maximum sales charge	S&P 500 Index
12/31/01	$10,000	$9,499	$10,000
12/31/02	$7,241	$6,878	$7,790
12/31/03	$8,977	$8,527	$10,024
12/31/04	$10,045	$9,541	$11,115
12/30/05	$10,981	$10,431	$11,661
12/29/06	$12,633	$12,000	$13,503
12/31/07	$13,640	$12,956	$14,245
12/31/08	$9,949	$9,451	$8,975
12/31/09	$11,297	$10,731	$11,350
12/31/10	$13,238	$12,575	$13,059
12/30/11	$13,507	$12,830	$13,335
6/29/12	$13,970	$13,270	$14,600

Average Annual Total Returns for the periods ending June 29, 2012

	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
Without sales charge	-4.79%	11.95%	0.39%	4.99%	7.56%
With sales charge (5.00%)	-9.54%	10.05%	-0.63%	4.45%	7.25%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the "High Income Fund" or "Fund") for the six months ended June 29, 2012. The Fund's portfolio and related financial statements are presented within for your review.

Market Recap

Improved economic sentiment, strong corporate earnings, receding market volatility and record-breaking flows aided the environment for high yield for the first three months of the year. High yield continued to perform well in April despite the emergence of weaker U.S. economic data coupled with the resumption of European concerns. The declining macro sentiment early in April was somewhat offset by reports of strong quarterly earnings in the back half of the month. May, however, was the weakest month of performance for high-yield bonds since November. Global growth momentum clearly decelerated as weaker economic data and the ongoing scrutiny of European affairs weighed heavily on sentiment. The high-yield market received a welcome bounce in June as it recovered nicely from the losses incurred during the more volatile, risk-off environment prevalent in May. The outcome from Greek elections and more positive steps by European authorities contributed to the boost to sentiment by June's end.

Despite the weak performance in May, the Barclays Capital U.S. Corporate High Yield Bond Index finished the six-month period with a 7.26% return. Comparatively, the 10-year Treasury returned 3.47% and the S&P 500 Index returned 9.49% for the same period. After tightening in the first four months of the year, high-yield spreads began to widen in mid-May before retreating during the final days of June. Spreads ultimately ended the six-month period 84 basis points (bps) tighter at 615 bps on an option-adjusted basis. At June 30, the yield-to-worst on the Barclays Capital U.S. Corporate High Yield Bond Index was 7.35%.

Uncertainty regarding the economic backdrop and Europe affected the high-yield primary market in May and June. In the first half, high-yield issuers priced $162 billion, trailing the $182 billion that priced over the same period last year. Market liquidity remains strong, however, with managers currently holding more cash than perhaps optimal due to the lack of new issuance in May through mid-June. The recent positive macro news encouraged high-yield new issuance to re-open toward the end of June after having been noticeably leaner for the previous six weeks. High-yield mutual fund flows turned negative in May before reversing course in mid-June with three-consecutive weekly inflows. Year-to-date inflows are robust at $19.8 billion compared to last year's $3.7 billion for the same period. For the year-to-date period, lower-quality credits outperformed higher-quality bonds. Over the past six months, the 12-month par-weighted default rate increased slightly to 2.16% at June 30, but remains well below the historical average of 4%.

Portfolio Performance and Positioning

For the six months through June 30, the Integrity High Income Fund Class A and Class C returned 6.65%* and 6.24%* respectively, compared to a 7.26% return for its benchmark, the Barclays U.S. Corporate High Yield Index, and a 7.04% return for the Merrill Lynch High Yield Master II Constrained Index. Underperforming sectors included exposure to banking, real estate investment trusts and home construction. Performance was hindered by relative weightings in the Royal Bank of Scotland, James River Coal, Arch Coal, Biomet and Residential Capital Corporation.

Compared to the benchmark, the Fund was overweight in healthcare, consumer products and technology due to our view of the relative value opportunities within those sectors. The Fund was underweight in banking, electric utilities and oil field services because we have not found these sectors compelling due to challenging fundamental outlooks or rich valuations.

Market Outlook

Solid corporate fundamentals continue to support the high-yield environment. Despite the recent softening, we still expect modest economic growth in the U.S. Global growth will remain positive but will be impacted by weak economic conditions in the euro area as well as slowing Asian growth. Although economic uncertainty has increased, we believe spreads reflect the elevated risks, and valuations are attractive. We believe high yield will continue to be in demand given the global need for yield. Corporate health remains at peak levels and company management remains conservative in its stance towards leverage. Based on solid corporate fundamentals and proactive refinancing activities, we expect default rates will remain in the low single digits and well below historical averages of 4%. We do expect volatility to remain and we will continue to rely on our individual security selection to be the primary driver of performance.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. ("JPMIM"), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.74% for Class A and 2.49% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60% for Class A and 2.35% for Class C.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital U.S. Corporate High-Yield Bond Index

	Integrity High Income Fund Class A without sales charge	Integrity High Income Fund Class A with maximum sales charge	Barclays Capital U.S. Corporate High Yield Bond Index
4/30/04	$10,000	$9,579	$10,000
12/31/04	$10,981	$10,518	$10,934
12/30/05	$11,803	$11,306	$11,233
12/29/06	$13,061	$12,511	$12,567
12/31/07	$11,746	$11,251	$12,803
12/31/08	$7,724	$7,398	$9,455
12/31/09	$12,015	$11,509	$14,959
12/31/10	$13,625	$13,051	$17,219
12/30/11	$14,219	$13,620	$18,077
6/29/12	$15,164	$14,525	$19,390

Average Annual Total Returns for the periods ending June 29, 2012

	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Class A Without sales charge	6.85%	15.24%	2.46%	N/A	5.21%
Class A With sales charge (4.25%)	2.32%	13.60%	1.57%	N/A	4.65%
Class C Without CDSC	6.05%	14.42%	1.71%	N/A	4.38%
Class C With CDSC (1.00%)	5.05%	14.42%	1.71%	N/A	4.38%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PORTFOLIO MARKET SECTORS June 29, 2012 (unaudited)

Energy	77.9%
Materials	7.6%
Cash Equivalents and Other	5.9%
Industrials	4.3%
Utilities	4.3%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 29, 2012 (unaudited)

	Shares	Fair Value

COMMON STOCK (94.1%)

Energy (77.9%)
*Basic Energy Svcs	751,000	7,750,320
*C&J Energy Services Inc	482,000	8,917,000
Calfrac Well Services Ltd	215,000	4,812,732
*Cameron International Corp	352,000	15,033,920
Canyon Services Group Inc	520,000	5,082,012
CARBO Ceramics Inc	130,000	9,974,900
*Continental Resources Inc	198,500	13,224,070
*Dresser-Rand Group Inc	245,000	10,912,300
EOG Resources Inc	41,000	3,694,510
Enbridge Inc	179,000	7,145,680
Ensco Plc	153,000	7,186,410
*Flotek Industries Inc	600,000	5,604,000
*Forum Energy Technologies Inc	180,000	3,544,200
Halliburton Company	572,000	16,239,080
Helmerich & Payne Inc	142,000	6,174,160
HollyFrontier Corp	265,000	9,388,950
*Key Energy Services Inc	725,000	5,510,000
Kinder Morgan Inc	215,000	6,927,300
*Kodiak Oil & Gas Corp	3,190,000	26,189,900
*Legacy Oil & Gas Inc	400,000	2,208,040
Lufkin Industries Inc	175,000	9,506,000
Nabors Industries	501,000	7,214,400
National Oilwell Varco Inc	381,000	24,551,640
*Oasis Petroleum	925,000	22,366,500
*Oil States Intl Inc	203,000	13,438,600
Pioneer Natural Resources	72,000	6,351,120
Pure Energy Services Ltd	710,000	5,146,648
Schlumberger Ltd	162,000	10,515,420
*Superior Energy Services	287,000	5,806,010
*Synergy Resources Corp	1,818,181	5,599,997
*Tesoro Corp	277,000	6,913,920
TransCanada Corp	275,000	11,522,500
*Triangle Petroleum Corp	595,000	3,320,100
*Whiting Petroleum Corp	404,000	16,612,480
Williams Companies Inc	470,000	13,545,400
*Weatherford International Ltd	662,000	8,361,060
		346,291,279
Industrials (4.3%)
Canadian Pacific Railway LTD	96,000	7,032,960
Caterpillar Inc	78,000	6,622,980
Deere & Co	65,000	5,256,550
		18,912,490
Materials (7.6%)
Agrium Inc	103,600	9,165,492
CF Industries Holdings Inc	62,900	12,186,246
PotashCorp	160,000	6,990,400
*Stillwater Mining Co	645,000	5,508,300
		33,850,438
Utilities (4.3%)
MDU Resources Group Inc	494,000	10,675,340
ONEOK Inc	200,000	8,462,000
		19,137,340

TOTAL COMMON STOCKS (COST: $472,923,152)		$418,191,547

SHORT-TERM SECURITIES (6.2%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.079% (COST: $27,532,395)	27,532,395	$27,532,395

TOTAL INVESTMENTS IN SECURITIES (COST: $500,455,547) (100.3%)		$445,723,942
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)		(1,407,875)

NET ASSETS (100.0%)		$444,316,067

*Non-income producing
^Variable rate security; rate shown represents rate as of June 29, 2012.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS June 29, 2012 (unaudited)

Consumer Staples	30.9%
Utilities	14.4%
Energy	11.5%
Health Care	9.2%
Industrials	7.9%
Telecommunication Services	6.7%
Cash Equivalents and Other	6.7%
Consumer Discretionary	6.6%
Financials	4.2%
Information Technology	1.9%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 29, 2012 (unaudited)

	Quantity	Fair Value
COMMON STOCK (93.3%)

Consumer Discretionary (6.6%)
Leggett & Platt Inc	1,800	$38,034
McDonalds Corp	550	48,691
Thomson Reuters Corp	1,600	45,520
		132,245
Consumer Staples (30.9%)
Altria Group Inc	2,500	86,375
Clorox Co/The	780	56,519
Coca-Cola Co/The	900	70,371
Colgate-Palmolive Co	450	46,845
General Mills Inc	1,000	38,540
Kimberly-Clark Corp	1,200	100,524
PepsiCo Inc	900	63,594
Procter & Gamble Co/The	1,400	85,750
Sysco Corp	2,400	71,544
		620,062
Energy (11.5%)
Chevron Corp	450	47,475
Exxon Mobil Corp	900	77,013
Royal Dutch Shell PLC - ADR	800	53,944
Total SA	1,180	53,041
		231,473
Financials (4.2%)
Cincinnati Financial Corp	1,200	45,684
Mercury General Corp	900	37,503
		83,187
Health Care (9.2%)
Eli Lilly & Co	1,200	51,492
Johnson & Johnson	1,500	101,340
Merck & Co Inc	750	31,312
		184,144
Industrials (7.9%)
Emerson Electric Co	1,600	74,528
Lockheed Martin Corp	500	43,540
Pitney Bowes Inc	2,700	40,419
		158,487
Information Technology (1.9%)
Microsoft Corp	1,250	38,238

Telecommunication Services (6.7%)
AT&T Inc	2,600	92,716
CenturyLink Inc	1,050	41,465
		134,181
Utilities (14.4%)
Consolidated Edison Inc	1,200	74,628
Exelon Corp	1,320	49,658
SCANA Corp	1,050	50,232
Southern Compan	1,400	64,820
Vectren Corp	1,700	50,184
		289,522

TOTAL COMMON STOCKS (COST: $1,851,011)		$1,871,539

SHORT-TERM SECURITIES (3.9%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.079% (COST: $77,247)	77,247	$77,247

TOTAL INVESTMENTS IN SECURITIES (COST: $1,928,258) (97.2%)		$1,948,786
OTHER ASSETS LESS LIABILITIES (2.8%)		56,146

NET ASSETS (100.0%)		$2,004,932

^Variable rate security; rate shown represents rate as of June 29, 2012.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS June 29, 2012 (unaudited)

Information Technology	23.0%
Energy	15.7%
Consumer Discretionary	11.7%
Financials	11.3%
Industrials	10.5%
Materials	8.6%
Health Care	7.5%
Consumer Staples	5.7%
Utilities	2.4%
Telecommunication Services	2.0%
Cash Equivalents and Other	1.6%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 29, 2012 (unaudited)

	Quantity	Fair Value

COMMON STOCK (98.4%)

Consumer Discretionary (11.7%)
Coach Inc	9,000	$526,320
Lowe's Companies	25,000	711,000
McDonalds Corp	7,000	619,710
*NetFlix, Inc	6,000	410,820
NIKE Inc - Class B	4,000	351,120
Starbucks Corp	10,000	533,200
		3,152,170
Consumer Staples (5.7%)
*Dean Foods Co	55,000	936,650
Sysco Corp	20,000	596,200
		1,532,850
Energy (15.7%)
*Continental Resources Inc	10,400	692,848
*Flotek Industries Inc	40,000	373,600
Halliburton Company	19,000	539,410
*Kodiak Oil & Gas Corp	120,000	985,200
National Oilwell Varco Inc	13,500	869,940
Pure Energy Services Ltd	42,000	304,450
Schlumberger Ltd	7,000	454,370
		4,219,818
Financials (11.3%)
BlackRock Inc	5,400	917,028
JP Morgan Chase & Corp	28,000	1,000,440
Wells Fargo & Company	33,000	1,103,520
		3,020,988
Health Care (7.5%)
Merck & Co Inc	18,000	751,500
Thermo Fisher Scientific Inc	15,000	778,650
*Waters Corp	6,000	476,820
		2,006,970
Industrials (10.5%)
Cummins Inc	4,400	426,404
Emerson Electric Co	15,000	698,700
Snap-on Inc	14,000	871,500
Union Pacific Corp	7,000	835,170
		2,831,774
Information Technology (23.0%)
*Apple Inc.	2,750	1,606,000
*Cognizant Technology Solutions Corp	12,000	720,000
*EMC Corp	56,000	1,435,280
*Google Inc - Class A	1,175	681,582
Oracle Corp	26,000	772,200
Qualcomm Inc	10,000	556,800
*Super Micro Computer Inc	25,000	396,500
		6,168,362
Materials (8.6%)
Cliffs Natural Resources Inc	5,500	271,095
Goldcorp Inc	10,000	375,800
NewMarket Corp	4,000	866,400
PotashCorp	18,000	786,420
		2,299,715
Telecommunication Services (2.0%)
AT&T Inc	15,000	534,900

Utilities (2.4%)
Black Hills Corp	20,000	643,400

TOTAL COMMON STOCKS (COST: $23,555,968)		$26,410,947

SHORT-TERM SECURITIES (3.1%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.079% (COST: $823,149)	823,149	$823,149

TOTAL INVESTMENTS IN SECURITIES (COST: $24,379,117) (101.5%)		$27,234,096
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.5%)		(402,491)

NET ASSETS (100.0%)		$26,831,605

*Non-income producing
^Variable rate security; rate shown represents rate as of June 29, 2012.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS June 29, 2012 (unaudited)

Consumer Discretionary	23.0%
Industrials	11.5%
Health Care	10.3%
Telecommunication Services	9.7%
Financials	7.8%
Materials	7.5%
Cash Equivalents and Other	7.5%
Information Technology	7.2%
Consumer Staples	6.8%
Energy	6.8%
Utilities	1.9%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 29, 2012 (unaudited)

	Principal Amount	Fair Value

CORPORATE BONDS (92.5%)

Consumer Discretionary (23.0%)
AMC Entertainment Inc 8.750% 6/1/19	$35,000	$37,537
AMC Entertainment Holdings 9.750% 12/1/20	115,000	124,200
AWAS Aviation Capital LT - 144A 7.000% 10/15/16	85,600	88,596
Academy Ltd -144A 9.250% 8/1/19	80,000	86,800
Allison Transmission Inc - 144A 7.125% 5/15/19	105,000	109,462
American Axle 7.875% 3/1/17	90,000	92,925
American Axle & MFG Inc - 144A 9.250% 1/15/17	13,000	14,527
American Tire Dist Inc 9.750% 6/1/17	45,000	47,925
Bon-Ton Dept Stores 10.250% 3/15/14	40,000	33,800
CCO Holding LLC/Cap Corp 7.875% 4/30/18	130,000	141,375
CCO Holdings LLC/CAP Corp 7.000% 1/15/19	115,000	124,200
CCO Holdings LLC/CAP Corp 7.375% 6/1/20	20,000	21,975
Cablevision Systems Corp 8.625% 9/15/17	120,000	133,800
Caesars Operating Escrow - 144A 8.500% 2/15/20	70,000	70,525
Cequel Com Hldg I/Cap CP - 144A 8.625% 11/15/17	55,000	59,262
Choice Hotels Intl Inc 5.750% 7/1/22	25,000	26,139
*Chrysler GP/CG CO-Issuer 8.000% 6/15/19	200,000	205,500
Cinemark USA Inc 7.375% 6/15/21	40,000	43,400
Citycenter Holdings/Fin 7.625% 1/15/16	105,000	110,775
Claire's Stores Inc - 144A 9.000% 3/15/19	90,000	91,012
Clear Channel Communication 9.000% 3/1/21	135,000	117,450
Clear Channel Worldwide - 144A 7.625% 3/15/20	5,000	4,788
Clear Channel Worldwide - 144A 7.625% 3/15/20	75,000	73,313
Dana Holding Corp 6.500% 2/15/19	55,000	58,438
*Dish DBS Corp 7.875% 9/1/19	295,000	339,987
Dish DBS Corp 6.750% 6/1/21	100,000	108,000
Dish DBS Corp - 144A 4.625% 7/15/17	45,000	45,056
Dish DBS Corp - 144A 5.875% 7/15/22	15,000	15,150
Easton-Bell Sports Inc 9.750% 12/1/16	185,000	202,806
Echostar DBS Corp 7.125% 2/1/16	50,000	54,875
*Ford Motor Credit Co LLC 5.000% 5/15/18	330,000	350,421
GXS Worldwide Inc 9.750% 6/15/15	65,000	64,838
GWR Operating Partnership 10.875% 4/1/17	75,000	84,000
Goodyear Tire & Rubber Corp 8.750% 8/15/20	45,000	47,981
Goodyear Tire & Rubber Corp 8.250% 8/15/20	120,000	127,050
Goodyear Tire & Rubber 7.000% 5/15/22	35,000	34,956
Gymboree Corp 9.125% 12/1/18	100,000	92,750
HD Supply Inc - 144A 8.125% 4/15/19	45,000	48,600
HD Supply Inc - 144A 11.000% 4/15/20	50,000	53,813
Hanesbrands Inc 8.000% 12/15/16	70,000	77,088
Hanesbrands Inc 6.375% 12/15/20	75,000	78,938
*Harrahs Operating Co Inc 11.250% 6/1/17	375,000	409,219
Harrahs Operating Co Inc 10.000% 12/15/18	60,000	41,025
Hughes Satellite Systems Corp 6.500% 6/15/19	50,000	53,125
Interactive Data Corp 10.250% 8/1/18	107,000	120,910
Inventiv Health Inc - 144A 10.000% 8/15/18	35,000	29,925
Inventiv Health Inc - 144A 10.000% 8/15/18	50,000	43,000
Chinos Acquistion Corp 8.125% 3/1/19	95,000	98,088
Libbey Glass Inc - 144A 6.875% 5/15/20	50,000	51,375
Limited Brands Inc 6.625% 4/1/21	35,000	38,238
*MGM Mirage Inc 7.625% 1/15/17	205,000	211,663
MGM Mirage Inc - 144A 8.625% 2/1/19	60,000	64,200
MGM Mirage Inc 9.000% 3/15/20	175,000	194,250
Marina District Fin 9.500% 10/15/15	45,000	43,650
Marina District Fin 9.875% 8/15/18	130,000	122,525
(2) Michaels Stores Inc 13.000% 11/1/16	32,000	34,280
Michaels Stores Inc 7.750% 11/1/18	110,000	116,050
Nexeo Solutions LLC/Corp 8.375% 3/1/18	65,000	63,050
JC Penney Corp 7.950% 4/1/17	90,000	90,000
Petco Animal Supplies - 144A 9.250% 12/1/18	90,000	98,325
Polymer Group Inc 7.750% 2/1/19	75,000	79,219
Quebecor Media 7.750% 3/15/16	210,000	215,775
Royal Caribbean Cruises 7.250% 6/15/16	40,000	43,200
Sabre Inc - 144A 8.500% 5/15/19	80,000	81,200
Sally Holdings 6.875% 11/15/19	20,000	21,750
Sally Holdings/Sally Cap 5.750% 6/1/22	25,000	26,156
Sealy Mattress Co 8.250% 6/15/14	210,000	207,375
Service Corp Intl 6.750% 4/1/16	20,000	21,800
Service Corp Intl 7.625% 10/1/18	25,000	28,375
Service Corp Intl 7.500% 4/1/27	65,000	66,625
Service Corp Intl 7.000% 5/15/19	60,000	64,500
^Servicemaster Company - 144A 10.750% 7/15/15	37,000	38,157
Simmons Bedding Co - 144A 11.250% 7/15/15	190,000	196,652
Stewart Enterprises 6.500% 4/15/19	35,000	36,050
Uncle Acquistion 2010 8.625% 2/15/19	120,000	120,750
Vail Resorts Inc 6.500% 5/1/19	65,000	68,250
Visant Corp 10.000% 10/1/17	55,000	54,588
Visteon Corp 6.750% 4/15/19	105,000	102,113
WMG Acquisition Corp 9.500% 6/15/16	90,000	98,100
Zayo Group LLC/Zayo Cap 10.250% 3/15/17	100,000	111,375
Zayo Escrow Corp - 144A 8.125% 1/1/20	25,000	26,125
		7,375,066
Consumer Staples (6.8%)
Bumble Bee Acquisition - 144A 9.000% 12/15/17	143,000	142,642
*Central Garden & Pet Co 8.250% 3/1/18	160,000	160,400
*Clear Channel Worldwide 9.250% 12/15/17	275,000	299,750
Constellation Brands Inc 6.000% 5/1/22	45,000	48,375
Del Monte Corp 7.625% 2/15/19	190,000	191,663
Dole Foods Co - 144A 8.000% 10/1/16	25,000	26,094
Michael Foods Inc 9.750% 7/15/18	95,000	104,262
Reynolds GRP ISS/Reynold - 144A 9.000% 4/15/19	400,000	399,000
Reynolds GRP ISS/Reynold - 144A 9.875% 8/15/19	200,000	207,500
Rite Aid Corp 7.500% 3/1/17	50,000	51,000
Rite Aid Corp 9.500% 6/15/17	45,000	46,013
Rite Aid Corp 9.750% 6/12/16	55,000	60,637
Rite Aid Corp - 144A 9.250% 3/15/20	35,000	35,088
Rite Aid Corp - 144A 9.250% 3/15/20	25,000	25,000
Spectrum Brands Inc 9.500% 6/15/18	70,000	79,100
Spectrum Brands Inc - 144A 9.500% 6/15/18	55,000	62,150
Spectrum Brands Hldgs - 144A 6.750% 3/15/20	40,000	41,300
Supervalu Inc 8.000% 5/1/16	100,000	101,250
Yankee Acquisition Corp 9.750% 2/15/17	105,000	108,937
		2,190,161
Energy (6.8%)
*Arch Coal Inc 8.750% 8/1/16	125,000	119,375
Arch Coal Inc 7.000% 6/15/19	40,000	33,800
Arch Coal Inc 7.250% 6/15/21	25,000	20,938
Berry Petroleum Co 6.375% 9/15/22	45,000	46,462
Breitburn Energy Partner 8.625% 10/15/20	65,000	68,738
Breitburn Energy Partner - 144A 7.875% 4/15/22	70,000	70,000
Chesapeake Energy Corp 6.625% 8/15/20	95,000	94,050
Chesapeake Midstream PT 6.125% 7/15/22	45,000	44,100
Chesapeake Oil - 144A 6.625% 11/15/19	25,000	22,500
Cloud Peak Energy 8.250% 12/15/17	65,000	67,275
Crosstex Energy LP 8.875% 2/15/18	140,000	147,875
Denbury Resources Inc 8.250% 2/15/20	95,000	104,025
EV Energy Partners 8.000% 4/15/19	115,000	114,137
Eagle Rock Energy Partners 8.375% 6/1/19	70,000	69,825
El Paso Corporation 7.250% 6/1/18	80,000	92,283
Forest Oil Corp 7.250% 6/15/19	110,000	100,925
GMX Resources Inc 11.000% 12/1/17	88,565	72,180
James River Escrow Inc 7.875% 4/1/19	80,000	40,400
Kodiak Oil & Gas Corp - 144A 8.125% 12/1/19	110,000	113,300
Linn Energy LLC 8.625% 4/15/20	75,000	80,813
Linn Energy LLC 7.750% 2/1/21	30,000	31,350
Linn Energy LLC - 144A 6.500% 5/15/19	30,000	29,700
Linn Energy LLC - 144A 6.250% 11/1/19	80,000	78,400
Magnum Hunter Resources - 144A 9.750% 5/15/20	30,000	29,100
Peabody Energy Corp - 144A 6.000% 11/15/18	75,000	74,625
Peabody Energy Corp - 144A 6.250% 11/15/21	30,000	29,700
Sandridge Energy Inc - 144A 8.000% 6/1/18	40,000	40,500
Sandridge Energy Inc - 144A 8.125% 10/15/22	35,000	35,350
Trinidad Drilling Ltd - 144A 7.875% 1/15/19	80,000	85,000
Vanguard Nat Res/VNR Fin 7.875% 4/1/20	80,000	80,000
Venoco Inc 8.875% 2/15/19	55,000	50,050
WPX Energy Inc - 144A 6.000% 1/15/22	95,000	94,525
		2,181,301
Financials (7.8%)
*Ally Financial Inc 6.250% 12/1/17	340,000	358,126
Ally Financial Inc 5.500% 2/15/17	120,000	121,889
Ally Financial Inc 4.625% 6/26/15	40,000	40,248
Avaya Inc 9.750% 11/1/15	35,000	28,962
Avaya Inc 10.125% 11/1/15	100,165	83,137
Avaya Inc - 144A 7.000% 4/1/19	85,000	78,837
*^Bank of America Corp 8.000% fixed to 01/30/18 8.000% 12/29/49	150,000	156,252
CIT Group Inc - 144A 7.000% 5/2/16	65,000	65,162
CIT GROUP INC - 144A 7.000% 5/2/17	19,196	19,232
Cit Group Inc 5.250% 3/15/18	120,000	123,900
Cit Group Inc 5.000% 5/15/17	60,000	61,800
CNH Capital LLC - 144A 6.250% 11/1/16	55,000	58,850
Citigroup Capital XXI 8.300% 12/21/57	75,000	75,187
Claires Stores Inc 8.875% 3/15/19	65,000	55,575
Host Hotels & Resorts LP 9.000% 5/15/17	10,000	11,075
Intl Lease Fin Corp 8.625% 9/15/15	75,000	82,875
*Intl Lease Fin Corp 8.750% 3/15/17	255,000	286,237
Intl Lease Fin Corp 6.250% 5/15/19	15,000	15,281
Intl Lease Fin Corp 5.750% 5/15/16	45,000	45,656
Intl Lease Finance Corp 5.875% 4/1/19	115,000	115,111
Intl Lease Finance Corp 4.875% 4/1/15	25,000	25,124
Realogy Corp - 144A 7.875% 2/15/19	120,000	117,300
Realogy Corp - 144A 7.625% 1/15/20	60,000	61,950
Tomkins LLC/Tomkins Inc 9.000% 10/1/18	87,000	96,787
UPCB Fin III LTD - 144A 6.625% 7/1/20	300,000	304,500
WMG Acquisition Corp 11.500% 10/1/18	30,000	33,150
		2,522,203
Health Care (10.3%)
Accellent Inc 8.375% 2/1/17	60,000	60,750
Accellent Inc 10.000% 11/1/17	100,000	84,000
*Biomet Inc 10.375% 10/15/17	365,000	390,094
Community Health Systems 8.875% 7/15/15	21,000	21,551
Community Health Systems 8.000% 11/15/19	35,000	37,275
Chiron Merger Inc - 144A 10.500% 11/1/18	165,000	173,250
DJO Fin LLC/DJO Fin Corp 7.750% 4/15/18	150,000	123,750
DJO Fin LLC/DJO Fin Corp - 144A 8.750% 3/15/18	35,000	35,700
Davita Inc 6.375% 11/1/18	70,000	72,275
Davita Inc 6.625% 11/1/20	15,000	15,638
Endo Health Solutions Inc 7.000% 7/15/19	30,000	32,625
Fresenius Med Care II - 144A 5.625% 7/31/19	30,000	31,275
Fresenius Med Care II - 144A 5.875% 1/31/22	15,000	15,619
HCA Inc 8.000% 10/1/18	30,000	33,675
HCA Inc 6.500% 2/15/20	45,000	48,769
*HCA Inc 7.500% 2/15/22	325,000	354,250
HCA Holdings Inc 7.750% 5/15/21	275,000	294,937
Healthsouth Corp 7.250% 10/1/18	75,000	79,875
Healthsouth Corp 7.750% 9/15/22	60,000	64,350
Health Management Assoc 6.125% 4/15/16	105,000	111,300
Health Management Assoc - 144A 7.375% 1/15/20	50,000	53,188
Mylan Inc - 144A 7.625% 7/15/17	35,000	38,500
Mylan Inc - 144A 7.875% 7/15/20	90,000	100,912
Radiation Therapy Service 9.875% 4/15/17	100,000	78,250
Radiation Therapy Service - 144A 8.875% 1/15/17	45,000	43,200
Surgical Care Affiliates - 144A 8.875% 7/15/15	208,726	211,335
Tenet Healthcare Corp 9.250% 2/1/15	25,000	27,813
Tenet Healthcare Corp 8.875% 7/1/19	15,000	16,838
Tenet Healthcare Corp 8.000% 8/1/20	160,000	165,600
Tenet Healthcare Corp 6.250% 11/1/18	90,000	95,175
USPI Finance Corp - 144A 9.000% 4/1/20	45,000	47,700
Valeant Pharmaceuticals - 144A 6.875% 12/1/18	135,000	139,556
Valeant Pharmaceuticals 6.750% 8/15/21	85,000	83,300
Valeant Pharmaceuticals - 144A 7.250% 7/15/22	110,000	110,275
		3,292,600
Industrials (11.5%)
Aircastle Ltd 9.750% 8/1/18	80,000	88,600
Aircastle Ltd 6.750% 4/15/17	35,000	35,350
Aircastle Ltd 7.625% 4/15/20	10,000	10,150
Alliant Techsystems Inc 6.750% 4/1/16	115,000	117,875
Amsted Industries - 144A 8.125% 3/15/18	105,000	111,038
(5) Ashtead Capital Inc	40,000	40,600
Associated Materials Inc 9.125% 11/1/17	100,000	89,250
Avis Budget Car Rental 9.625% 3/15/18	65,000	71,175
Avis Budget Car Rental 8.250% 1/15/19	125,000	134,062
Belden Inc 9.250% 6/15/19	65,000	70,850
Bombardier Inc - 144A 5.750% 3/15/22	45,000	44,831
Building Materials Corp - 144A 6.875% 8/15/18	20,000	21,250
Building Materials Corp - 144A 6.750% 5/1/21	60,000	64,200
CDW LLC/CDW Finance 8.500% 4/1/19	155,000	165,075
CEVA Group Plc - 144A 8.375% 12/1/17	150,000	145,500
Case New Holland Inc 7.875% 12/1/17	55,000	63,525
Clean Harbors Inc 7.625% 8/15/16	56,000	58,450
Energy Future/EFIH Finan 10.000% 12/1/20	17,000	18,488
FGI Operating Co LLC - 144A 7.875% 5/1/20	70,000	72,975
Geo Group Inc 7.750% 10/15/17	110,000	117,700
General Cable Corp 7.125% 4/1/17	100,000	102,500
Great Lakes Dredge & Dock 7.375% 2/1/19	95,000	95,000
Griffon Corp 7.125% 4/1/18	75,000	76,125
*Hertz Corp 7.500% 10/15/18	175,000	187,688
Hillman Group Inc 10.875% 6/1/18	85,000	89,888
Interline Brands Inc 7.000% 11/15/18	70,000	72,800
Iron Mountain Inc 8.750% 7/15/18	130,000	134,225
Manitowoc Company Inc 8.500% 11/1/20	120,000	129,600
Meads Prods LLC - 144A 6.750% 4/30/20	30,000	31,650
Mueller Water Products 8.750% 9/1/20	45,000	49,950
NXP BV/NXP Funding LLC - 144A 9.750% 8/1/18	115,000	131,100
Oshkosh Corp 8.250% 3/1/17	70,000	76,650
Oshkosh Corp 8.500% 3/1/20	35,000	38,850
Ply Gem Industriers 8.250% 2/15/18	80,000	78,400
RBS Global & Rexnord Corp 8.500% 5/1/18	120,000	130,200
RSC Equipment Rent/RSC Holdings 10.250% 11/15/19	15,000	16,875
RSC Equipment Rent/RSC Holdings 8.250% 2/1/21	60,000	63,900
Sensata Technologies - 144A 6.500% 5/15/19	110,000	113,575
Sequa Corp - 144A 11.750% 12/1/15	65,000	68,575
Spirit Aerosystems Inc 7.500% 10/1/17	105,000	114,187
Terex Corp 8.000% 11/15/17	125,000	129,688
Terex Corp 6.500% 4/1/20	25,000	25,313
UR Financing Escrow Corp -144A 7.375% 5/15/20	15,000	15,675
UR Financing Escrow Corp - 144A 7.625% 4/15/22	30,000	31,425
United Rentals North Am 9.250% 12/15/19	100,000	111,000
United Rentals North Am 8.375% 9/15/20	30,000	31,575
		3,687,358
Information Technology (7.2%)
Amkor Technologies Inc 7.375% 5/1/18	60,000	62,325
Anixter Inc 5.625% 5/1/19	30,000	30,975
Aspect Software Inc 10.625% 5/15/17	65,000	68,900
Audatex North America Inc - 144A 6.750% 6/15/18	55,000	57,887
(5) Ceridian Corp 8.875% 7/15/19	25,000	25,812
Commscope Inc - 144A 8.250% 1/15/19	105,000	111,038
Epicor Software Corp 8.625% 5/1/19	95,000	96,900
Fidelity National Information Svsc 7.625% 7/15/17	50,000	55,125
Fidelity National Information Svsc 7.875% 7/15/20	15,000	16,875
First Data Corp - 144A 8.875% 8/15/20	110,000	119,075
First Data Corp - 144A 8.750% 1/15/22	253,000	254,897
First Data Corp 12.625% 1/15/21	227,000	227,284
First Data Corp - 144A 7.375% 6/15/19	65,000	66,300
Freescale Semiconductor - 144A 10.125% 3/15/18	70,000	76,475
Freescale Semiconductor - 144A 9.250% 4/15/18	80,000	85,600
Freescale Semiconductor 8.050% 2/1/20	45,000	44,437
Lawson Software - 144A 9.375% 4/1/19	40,000	42,700
Alcatel-Lucent USA Inc 6.450% 3/15/29	160,000	108,800
MEMC Electronics Materia 7.750% 4/1/19	75,000	59,250
MagnaChip Semiconductor 10.500% 4/15/18	145,000	158,413
Mantech International 7.250% 4/15/18	50,000	52,500
SSI Invest II/Co-Issr LLC 11.125% 6/1/18	100,000	112,250
Sinclair Television Group - 144A 9.250% 11/1/17	85,000	93,925
Sinclair Television Group 8.375% 10/15/18	30,000	32,700
Sungard Data Systems Inc 10.250% 8/15/15	150,000	154,125
Sungard Data Systems Inc 7.375% 11/15/18	85,000	91,162
		2,305,730
Materials (7.5%)
Ardagh Packaging Fin - 144A 9.125% 10/15/20	200,000	212,000
Atkore International Inc 9.875% 1/1/18	85,000	82,450
Bway Holding Co 10.000% 6/15/18	130,000	143,000
Clearwater Paper Corp 7.125% 11/1/18	10,000	10,550
FMG Resources - 144A 6.875% 2/1/18	110,000	111,100
FMG Resources - 144A 6.375% 2/1/16	50,000	50,625
FMG Resources - 144A 8.250% 11/1/19	75,000	79,500
FMG Resources - 144A 6.875% 4/1/22	15,000	15,113
PH Glatfelter 7.125% 5/1/16	75,000	76,687
Hexion Us Fin/Nova Scoti 8.875% 2/1/18	75,000	76,500
Hexion US Fin/Nova Scoti 9.000% 11/15/20	75,000	64,688
Huntsman International LLC 8.625% 3/15/20	35,000	39,287
Huntsman International LLC 5.500% 6/30/16	70,000	70,000
Huntsman International LLC 8.625% 3/15/21	50,000	56,375
Ineos Fin PLC - 144A 9.000% 5/15/15	45,000	47,475
Ineos Finance PLC 8.375% 2/15/19	200,000	207,000
Ineos Group Holdings PLC - 144A 8.500% 2/15/16	95,000	87,163
Longview Fibre Paper & Packaging - 144A 8.000% 6/1/16	20,000	20,000
Noranda Aluminium Acquisition 4.730% 5/15/15	107,963	103,105
Novelis Inc 8.375% 12/15/17	80,000	85,600
Novelis Inc 8.750% 12/15/20	25,000	26,937
Packaging Dynamics Corp - 144A 8.750% 2/1/16	75,000	78,750
Polyone Corp 7.375% 9/15/20	60,000	63,750
Polypore International 7.500% 11/15/17	100,000	106,125
Rain CII Carbon LLC - 144A 8.000% 12/1/18	35,000	35,350
(3) Reichhold Industries Inc - 144A 11.000% 5/8/17	196,372	143,352
Scotts Miracle-Gro Co 7.250% 1/15/18	45,000	48,600
Sealed Air Corp - 144A 8.125% 9/15/19	50,000	55,750
Sealed Air Corp - 144A 8.375% 9/15/21	20,000	22,600
Tekni-Plex Inc - 144A 9.750% 6/1/19	60,000	60,600
Vertellus Specialties - 144A 9.375% 10/1/15	75,000	61,687
Vulcan Materials 6.500% 12/1/16	30,000	31,575
Vulcan Materials 7.500% 6/15/21	30,000	33,000
		2,406,294
Telecommunication Services (9.7%)
Block Communications Inc - 144A 7.250% 2/1/20	55,000	55,825
Centurylink Inc 5.800% 3/15/22	70,000	69,685
Cincinnati Bell Inc 8.375% 10/15/20	105,000	107,100
Clearwire Comm/Fin - 144A 12.000% 12/1/15	120,000	108,600
Clearwire Comm/Finance - 144A 14.750% 12/1/16	10,000	9,800
Cogent Communications - 144A 8.375% 2/15/18	60,000	64,050
Cricket Communications I 7.750% 10/15/20	50,000	47,750
Digicel Group Ltd - 144A 10.500% 4/15/18	100,000	104,500
Everest Acq LLC - 144A 9.375% 5/1/20	145,000	150,256
Everest Acq LLC - 144A 6.875% 5/1/19	35,000	36,575
GCI Inc 8.625% 11/15/19	70,000	73,325
IPCS Inc 3.716% 5/1/14	77,001	74,498
ITC Deltacom Inc 10.500% 4/1/16	80,000	85,200
Intelsat Luxembourg - 144A 11.500% 2/4/17	90,000	92,925
Intelsat Luxembourg 11.250% 2/4/17	60,000	61,800
Intelsat Luxembourg 11.500% 2/4/17	90,000	92,925
Intelsat Jackson Holdings 11.250% 6/15/16	29,000	30,378
Integra Telecom - 144A 10.750% 4/15/16	65,000	63,375
Intelsat Jackson Holdings 7.250% 10/15/20	90,000	94,725
Intelsat Jackson Holdings 7.250% 4/1/19	65,000	68,250
Intelsat Jackson Holdings - 144A 7.250% 10/15/20	70,000	73,500
Level 3 Financing Inc 9.375% 4/1/19	105,000	113,400
Level 3 Financing Inc 8.625% 7/15/20	45,000	47,250
Level 3 Financing Inc 8.125% 7/1/19	70,000	71,838
Level 3 Communications 11.875% 2/1/19	50,000	55,375
Metropcs Wireless Inc 7.875% 9/1/18	125,000	129,687
Paetec Holding Corp 8.875% 6/30/17	65,000	70,038
Paetec Corp 9.875% 12/1/18	100,000	111,750
SBA Telecommunications 8.250% 8/15/19	39,000	42,705
*Sprint Capital Corp 8.750% 3/15/32	610,000	555,100
Sprint Nextel Corp - 144A 9.000% 11/15/18	195,000	217,912
Syniverse Holdings Inc 9.125% 1/15/19	20,000	21,700
Texas Competitive Elec Hold LLC - 144A 11.500% 10/1/20	90,000	61,425
Windstream Corp 8.125% 9/1/18	25,000	26,875
Windstream Corp 7.500% 4/1/23	35,000	35,875
		3,125,972
Utilities (1.9%)
AES Corp 9.750% 4/15/16	135,000	159,975
Calpine Corp - 144A 7.250% 10/15/17	30,000	32,250
Calpine Corp - 144A 7.875% 7/31/20	60,000	66,150
Calpine Corp - 144A 7.500% 2/15/21	125,000	135,000
(2) Energy Future Holdings 10.000% 1/15/20	90,000	96,075
NRG Energy Inc 8.250% 9/1/20	40,000	41,400
NRG Energy Inc 7.625% 1/15/18	75,000	77,625
		608,475

TOTAL CORPORATE BONDS (COST: $28,790,562)		$29,695,160

US COMMON STOCKS (0.0%)	Shares
(1) *GMX Resources Inc (COST: $2,640)	1,960	$1,590

ESCROW RIGHTS (0.0%)	Shares
(1) GCB US Oncology Inc (COST: $0)	205,000	$3,075

SHORT-TERM SECURITIES (6.9%)	Shares
^Wells Fargo Advantage Investment Money Market 0.079% (COST: $2,213,099)	2,213,099	$2,213,099

TOTAL INVESTMENTS IN SECURITIES (COST: $31,006,301) (99.4%)		$31,912,924
OTHER ASSETS LESS LIABILITIES (0.6%)		207,414

NET ASSETS		$32,120,337

(1) Non-income producing security.
(2) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
(3) Interest or dividend is paid-in-kind, when applicable.
(4) Floating rate security. The rates for these securities are as of June 29, 2012.
(5) When issued purchase.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid. These securities amount to $8,850,577, representing 27.6% of net assets.

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
^Variable rate security; rate shown represents rate as of June 29, 2012.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities June 29, 2012 (unaudited)

	WB/MNA	Dividend	Growth	High
	Stock	Harvest	& Income	Income
	Fund	Fund	Fund	Fund
ASSETS
Investments in securities, at value (cost: $500,455,547, $1,928,258, $24,379,117, and $31,006,301, respectively)	$445,723,942	$1,948,786	$27,234,096	$31,912,924
Cash	11,971	0	625	0
Security sales receivable	0	0	0	5,216
Receivable for Fund shares sold	1,107,624	167,539	300	25,325
Accrued dividends receivable	494,745	4,163	21,335	92
Accrued interest receivable	1,460	3	18	603,006
Receivable due from manager	353	927	0	0
Prepaid expenses	95,738	8,648	7,959	11,564
Total assets	$447,435,833	$2,130,066	$27,264,333	$32,558,127

LIABILITIES
Payable for securities purchased	$1,754,216	$119,779	$392,371	$249,859
Payable for Fund shares redeemed	730,015	0	25	96,249
Trustees' fees payable	16,365	7	943	998
Payable to affiliates	509,891	1,161	30,509	33,357
Accrued expenses	109,279	1,057	8,880	8,348
Disbursements in excess of demand deposit cash	0	3,130	0	48,979
Total liabilities	$3,119,766	$125,134	$432,728	$437,790

NET ASSETS	$444,316,067	$2,004,932	$26,831,605	$32,120,337

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$523,849,221	$1,984,404	$27,101,973	$78,509,427
Accumulated undistributed net realized gain (loss) on investments	(23,553,541)	0	(3,093,236)	(47,295,713)
Accumulated undistributed net investment income (loss)	(1,248,008)	0	(32,111)	0
Unrealized appreciation (depreciation) on investments	(54,731,605)	20,528	2,854,979	906,623

NET ASSETS	$444,316,067	$2,004,932	$26,831,605	$32,120,337

Net Assets—Class A	$444,316,067	$2,004,932	$26,831,605	$23,247,908
Net Assets—Class C1	-	-	-	$8,872,429
Shares outstanding—Class A	94,530,241	200,236	688,745	3,023,098
Shares outstanding—Class C1	-	-	-	1,151,256
Net asset value per share—Class A2	$4.70	$10.01	$38.96	$7.69
Net asset value per share—Class C1,2	-	-	-	$7.71
Public offering price per share—Class A (sales charge of 5.00%, 5.00%, 5.00%, and 4.25%, respectively)	$4.95	$10.54	$41.01	$8.03

[1]	Only the Integrity High Income Fund currently offers Class C shares.

[2]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Operations (unaudited)

	Six Months	5/1/12*	Six Months	Six Months
	Ended 6/29/12	to 6/29/12	Ended 6/29/12	Ended 6/29/12
	WB/MNA	Dividend	Growth	High
	Stock	Harvest	& Income	Income
	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Interest	$3,446	$6	$178	$1,187,798
Dividends (net of foreign withholding taxes of $138,943, $276, $3,608, and $0, respectively	2,248,428	11,060	196,625	299
Total investment income	$2,251,874	$11,066	$196,803	$1,188,097

EXPENSES
Investment advisory fees	$1,238,031	$1,549	$143,071	$129,837
Distribution (12b-1) fees—Class A	1,238,031	516	35,768	26,555
Distribution (12b-1) fees—Class C1	-	-	-	46,339
Transfer agent fees	401,243	372	25,753	24,368
Administrative service fees	343,766	4,156	31,963	39,285
Professional fees	34,783	672	3,597	3,353
Reports to shareholders	43,149	158	4,466	1,370
License, fees, and registrations	87,713	653	8,901	8,446
Audit fees	19,121	22	1,077	1,128
Trustees' fees	16,365	7	943	998
Transfer agent out-of-pockets	10,557	41	2,796	1,222
Custodian fees	35,438	74	2,391	5,390
Legal fees	26,443	18	1,506	1,555
Insurance expense	5,266	0	444	484
Total expenses	$3,499,906	$8,238	$262,676	$290,330
Less expenses waived or reimbursed	(24)	(8,045)	(33,762)	(34,483)
Total net expenses	$3,499,882	$193	$228,914	$255,847

NET INVESTMENT INCOME (LOSS)	$(1,248,008)	$10,873	$(32,111)	$932,250

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(23,551,396)	$0	$1,918,638	$224,940
Net change in unrealized appreciation (depreciation) of investments	(47,559,298)	20,528	(967,936)	768,646
Net realized and unrealized gain (loss) on investments	$(71,110,694)	$20,528	$950,702	$993,586

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(72,358,702)	$31,401	$918,591	$1,925,836

[1]	Only the Integrity High Income Fund currently offers Class C shares.

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Changes in Net Assets (unaudited)

	Six Months	5/1/12*	Six Months	Six Months
	Ended 6/29/12	to 6/30/12	Ended 6/29/12	Ended 6/29/12
	WB/MNA	Dividend	Growth	High
	Stock	Harvest	& Income	Income
	Fund	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,248,008)	$10,873	$(32,111)	$932,250
Net realized gain (loss) on investments	(23,551,396)	0	1,918,638	224,940
Net change in unrealized appreciation (depreciation) on investments	(47,559,298)	20,528	(967,936)	768,646
Net increase (decrease) in net assets resulting from operations	$(72,358,702)	$31,401	$918,591	$1,925,836

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$0	$(10,873)	$0	$(673,489)
Net investment income - Class C1	-	-	-	(258,761)
Total distributions	$0	$(10,873)	$0	$(932,250)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$119,414,015	$1,977,450	$1,778,356	$3,860,074
Proceeds from sale of shares—Class C1	-	-	-	58,053
Proceeds from reinvested dividends - Class A	0	7,454	0	487,341
Proceeds from reinvested dividends - Class C1	-	-	-	152,858
Cost of shares redeemed - Class A	(67,446,401)	(500)	(2,722,739)	(1,253,660)
Cost of shares redeemed - Class C1	-	-	-	(1,149,980)
Net increase (decrease) in net assets resulting from capital share transactions	$51,967,614	$1,984,404	$(944,383)	$2,154,686

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(20,391,088)	$2,004,932	$(25,792)	$3,148,272
NET ASSETS, BEGINNING OF PERIOD	464,707,155	0	26,857,397	28,972,065
NET ASSETS, END OF PERIOD	$444,316,067	$2,004,932	$26,831,605	$32,120,337

Accumulated undistributed net investment income	$0	$0	$0	$0

[1]	Only the Integrity High Income Fund currently offers Class C shares.

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets Year Ended December 31, 2011

	WB/MNA	Growth	High
	Stock	& Income	Income
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,369,491)	$(107,688)	$1,976,008
Net realized gain (loss) on investments	(82,685)	2,012,020	(1,041,267)
Net change in unrealized appreciation (depreciation) on investments	(14,550,077)	(1,350,952)	457,808
Net increase (decrease) in net assets resulting from operations	$(17,002,253)	$553,380	$1,392,549

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$0	$(132,795)	$(1,353,833)
Net investment income - Class C*	-	-	(622,174)
Total distributions	$0	$(132,795)	$(1,976,007)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$487,147,946	$3,391,358	$2,833,886
Proceeds from sale of shares - Class C*	-	-	78,731
Proceeds from reinvested dividends - Class A	0	125,246	929,216
Proceeds from reinvested dividends - Class C*	-	-	355,461
Cost of shares redeemed - Class A	(68,874,505)	(5,712,786)	(7,228,599)
Cost of shares redeemed - Class C*	-	-	(3,473,481)
Net increase (decrease) in net assets resulting from capital share transactions	$418,273,441	$(2,196,182)	$(6,504,786)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$401,271,188	$(1,775,597)	$(7,088,244)
NET ASSETS, BEGINNING OF PERIOD	63,435,967	28,632,994	36,060,309
NET ASSETS, END OF PERIOD	$464,707,155	$26,857,397	$28,972,065

Accumulated undistributed net investment income	$0	$0	$0

*	Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: Organization

The Integrity Funds (the "Trust") was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of four series (the "Funds").

Williston Basin/Mid-North American Stock Fund (the "WB/MNA Stock Fund"), a diversified fund, seeks to provide long-term growth through capital appreciation. Integrity Dividend Harvest Fund (the "Dividend Harvest Fund", a non-diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Growth & Income Fund (the "Growth & Income Fund"), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the "High Income Fund"), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective.

High Income Fund is currently the only fund in the Trust that offers both Class A and Class C shares. High Income Fund Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. High Income Fund Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis and a CDSC of 1.00% if shares are redeemed within 12 months of purchase. The two classes of shares represent interest in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds' investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company's net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% contingent deferred sales charge ("CDSC") may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2008.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized over the lives of the respective securities.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the first in, first out basis unless specifically identified. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable countries tax rule and regulations. The WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund will declare and pay dividends from net investment income and any net realized capital gains at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—High Income Fund is currently the only fund in the Trust that offers multiple share classes. The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Reporting period end date—For financial reporting purposes, the last day of the reporting period will be the last business day of the month.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds' investments as of June 29, 2012:

		Level 1	Level 2	Level 3	Total
WB/MNA Stock Fund	Short Term Securities	$27,532,395	$0	$0	$27,532,395
	Common Stock	418,191,547	0	0	418,191,547
	Total	$445,723,942	$0	$0	$445,723,942

Dividend Harvest Fund	Short Term Securities	$77,247	$0	$0	$77,247
	Common Stock	1,871,539	0	0	1,871,539
	Total	$1,948,786	$0	$0	$1,948,786

Growth & Income Fund	Short Term Securities	$823,149	$0	$0	$823,149
	Common Stock	26,410,947	0	0	26,410,947
	Total	$27,234,096	$0	$0	$27,234,096

High Income Fund	Short Term Securities	$2,213,099	$0	$0	$2,213,099
	Common Stock	1,590	0	0	1,590
	Escrow Rights	0	3,075	0	3,075
	Corporate Bonds	0	29,695,160	0	29,695,160
	Total	$2,214,689	$29,698,235	$0	$31,912,924

See Schedule of Investments for a list of holdings. The Funds did not hold any Level 3 assets during the reporting period. There were no transfers into or out of Level 1 or Level 2 during the reporting period. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the reporting period.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) were as follows:

	Six Month Ended 6/29/12	5/1/12* to 6/29/12	Six Month Ended 6/29/12	Six Month Ended 6/29/12
	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Purchases	$198,643,155	$1,851,011	$9,247,014	$7,308,363
Sales	$157,946,695	$0	$9,562,557	$6,025,778

*	Commencement of operations.

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

	WB/MNA	Dividend	Growth &	High Income	High Income
	Stock Fund	Harvest Fund	Income Fund	Fund Class A	Fund Class C
	Six Months	5/1/12*	Six Months	Six Months	Six Months
	Ended 6/29/12	To 6/29/12	Ended 6/29/12	Ended 6/29/12	Ended 6/29/12
Shares sold	21,499,964	199,542	43,647	506,823	7,603
Shares issued on reinvestment of dividends	0	745	0	63,679	19,931
Shares redeemed	(12,661,323)	(51)	(67,876)	(164,451)	(150,059)
Net increase (decrease)	8,838,641	200,236	(24,229)	406,051	(122,525)

*	Commencement of operations.

	WB/MNA	Growth &	High Income	High Income
	Stock Fund	Income Fund	Fund Class A	Fund Class C
	Year	Year	Year	Year
	Ended 12/30/11	Ended 12/30/11	Ended 12/30/11	Ended 12/30/11
Shares sold	86,492,497	86,826	375,309	10,320
Shares issued on reinvestment of dividends	0	3,317	122,783	46,838
Shares redeemed	(13,103,822)	(148,958)	(946,851)	(455,492)
Net increase (decrease	73,388,675	(58,815)	(448,759)	(398,334)

NOTE 6: Income Tax Information

At June 29, 2012, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Investments at cost	$500,630,345	$1,928,258	$24,379,117	$31,006,301
Unrealized appreciation	$19,694,866	$47,707	$2,854,979	$1,371,329
Unrealized depreciation	(74,601,269)	(27,179)	(1,201,885)	(464,706)
Net unrealized appreciation (depreciation)*	($54,906,403)	$20,528	$2,854,979	$906,623

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

	WB/MNA Stock Fund		Growth & Income Fund		High Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	6/29/12	12/30/11	6/29/12	12/30/11	6/29/12	12/30/11
Ordinary income	$0	$0	$0	$132,795	$932,250	$1,976,007

Dividend Harvest Fund
5/1/12* to 6/29/12
Ordinary income	$10,873

*	Commencement of operations.

As of June 29, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Accumulated capital and other losses	($23,378,743)	$0	($3,093,236)	($47,295,713)
Unrealized appreciation/(depreciation)*	(54,906,403)	20,528	2,854,979	906,623
Total accumulated earnings/(deficit)	($78,285,146)	$20,528	($238,257)	($46,389,090)

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 ("Act"), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds' capital loss carryforward amounts as of December 30, 2011 are as follows:

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Expires in 2016	$0	$481,891	$31,094,157
Expires in 2017	$2,145	$3,057,436	$14,842,642
Expires in 2018	$0	$1,472,548	$794,228
Non-expiring short-term losses	$0	$0	$0
Non-expiring long-term losses	$0	$0	$789,626
Total Capital Loss Carryforwards	$2,145	$5,011,875	$47,520,653

For the year ended December 30, 2011, the WB/MNAS Fund, Growth & Income Fund, and High Income Fund did not make any permanent reclassifications to reflect tax character due to capital loss carryforward expirations.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended December 31, 2011, the WB/MNAS Fund, Growth & Income Fund, and High Income Fund deferred to January 1, 2012, post-October capital losses of $28,922, $150,067, and $251,641, respectively. The WB/MNAS Fund reclassified $2,369,491 of net investment loss and $820 of losses from investments in partnerships to capital stock outstanding on the statements of assets and liabilities. The Growth & Income Fund reclassified $107,688 of net investment loss and $132,795 of distributions in excess of net investment income to capital stock outstanding on the statements of assets and liabilities.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management ("VFM"), the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. For the WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, and High Income Fund the Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.50%, 0.75%, 1.00%, and 0.85%, respectively, of each Fund's average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, for WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C, so that the net annual operating expenses do not exceed 1.45%, 1.15%, 1.60%, 1.60%, and 2.35%, respectively, through April 30, 2012 and 1.45%, 1.15%, 1.60%, 1.15%, and 1.90%, respectively, for the period May 1, 2012 through April 30, 2013. After April 30, 2013, the expense limitations may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary fee waivers and reimbursements, the Dividend Harvest Fund's actual total expenses were 0.09% of average daily net assets for the period since commencement of operations on May 1, 2012 to June 29, 2012. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider's fees before voluntarily or contractually waiving VFM's management fee. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Advisory Fees	Advisory Fees
	Six Months Ended 6/29/12	Payable 6/29/12
WB/MNA Stock Fund	$1,238,031	$175,898
Growth & Income Fund	$143,071	$21,189
High Income Fund	$124,539 #	$18,675 #

#	After waivers of $5,298 during the period

	Advisory Fees	Advisory Fees
	5/1/12* to 6/29/12	Payable 6/29/12
Dividend Harvest Fund	$0#	$0#

*	Commencement of operations.

#	After waivers and reimbursements of $3,001 during the period.

IFD serves as the principal underwriter for the Funds and receives sales charges deducted from sales proceeds and CDSC from applicable redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C currently pay an annual distribution fee and/or service fee of up to 0.50%, 0.25%, 0.25%, 0.25%, 1.00%, respectively, of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Six Months Ended 6/29/12			Payable 6/29/12
	Sales		Distribution	Sales		Distribution
	Charges	CDSC	Fees	Charges	CDSC	Fees
WB/MNA Stock Fund	$3,821,164	$0	$1,238,031	$50,095	$0	$175,898
Growth & Income Fund	$6,079	$0	$17,884*	$0	$0	$2,649*
High Income Fund - A	$54,800	$0	$26,555	$3,058	$0	$4,487
High Income Fund - C	$0	$37	$46,339	$0	$0	$7,137

*	After waivers of $17,884 during the period

	5/1/12* to 6/29/12			Payable 6/29/12
	Sales		Distribution	Sales		Distribution
	Charges	CDSC	Fees	Charges	CDSC	Fees
Dividend Harvest Fund	$21,288	$0	$0#	$1,838	$0	$0#

*	Commencement of operations.

#	After waivers of $516 during the period.

IFS acts as the transfer agent for High Income Fund at a monthly variable fee equal to 0.14% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund's average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class. IFS acts as the transfer agent for WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses.

IFS also acts as the Funds' administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $1,000 per month for each additional share class. Certain Officers of the Fund are also Officers and Governors of IFS.

	Six Months Ended 6/29/12				Payable 6/29/12
	Transfer	Transfer	Admin.	Admin.	Transfer	Admin.
	Agency	Agency	Service	Service	Agency	Service
	Fees*	Fees Waived	Fees*	Fees Waived	Fees*	Fees*
WB/MNA Stock Fund	$411,787	$13	$343,755	$11	$58,733	$49,267
Growth & Income Fund	$21,471	$7,078	$23,163	$8,800	$3,279	$3,392
High Income Fund	$14,394	$11,196	$21,296	$17,989	$0	$0
*After waivers.
	5/1/12* to 6/29/12				Payable 6/29/12
	Transfer	Transfer	Admin.	Admin.	Transfer	Admin.
	Agency	Agency	Service	Service	Agency	Service
	Fees#	Fees Waived	Fees#	Fees Waived	Fees#	Fees#
Dividend Harvest Fund	$41	$372	$0	$4,156	$0	$0

#	After waivers.

*	Commencement of operations

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The WB/MNA Stock Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/29/12*	12/30/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE, BEGINNING OF PERIOD	$5.42	$5.16	$3.50	$2.94	$3.66	$8.88

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	$(0.03)	$0.00	$0.01	$0.01	$(0.06)
Net realized and unrealized gain (loss) on investments	(0.71)	0.29	1.66	0.56	(0.72)	(0.01)
Total from investment operations	$(0.72)	$0.26	$1.66	$0.57	$(0.71)	$(0.07)

Less Distributions:
Dividends from net investment income	$0.00	$0.00	$0.00	$(0.01)	$(0.01)	$0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(5.15)
Returns of capital	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	$0.00	$0.00	$0.00	$(0.01)	$(0.01)	$(5.15)

NET ASSET VALUE, END OF PERIOD	$4.70	$5.42	$5.16	$3.50	$2.94	$3.66

Total Return[1]	(26.79%)#	5.04%	47.43%	19.31%	(19.36%)	(0.92%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$444,316	$464,707	$63,436	$1,280	$1,069	$2,716
Ratio of expenses to average net assets after waivers[2,3]	1.41%#	1.42%	1.50%	1.50%	1.50%	2.56%
Ratio of expenses to average net assets before waivers[3]	1.41%#	1.43%	2.03%	8.90%	6.93%	3.71%
Ratio of net investment income (loss) to average net assets[2,3]	(0.50%)#	(0.76%)	(0.67%)	0.24%	0.13%	(0.97%)
Portfolio turnover rate	33.36%	50.94%	35.44%	165.30%	151.02%	137.86%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[3]	Average net assets was calculated using a 360-day period.

#	Annualized

*	Unaudited

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

5/1/12^ to
6/29/12*
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.06
Net realized and unrealized gain (loss) on investments	0.01
Total from investment operations	$0.07

Less Distributions:
Dividends from net investment income	$(0.06)
Distributions from net realized gains	0.00
Returns of capital	0.00
Total distributions	$(0.06)

NET ASSET VALUE, END OF PERIOD	$10.01

Total Return[1]	4.00%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,005
Ratio of expenses to average net assets after waivers[2,3]	0.09%#
Ratio of expenses to average net assets before waivers[3]	3.99%#
Ratio of net investment income to average net assets[2,3]	5.27%#
Portfolio turnover rate	0.00%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[3]	Average net assets was calculated using a 360-day period.

#	Annualized

*	Unaudited

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/29/12*	12/30/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE, BEGINNING OF PERIOD	$37.67	$37.10	$31.89	$28.40	$39.19	$36.49

Income (loss) from investment operations:
Net investment income (loss)	$(0.05)	$(0.15)	$0.27	$0.36	$0.14	$0.19
Net realized and unrealized gain (loss) on investments	1.34	0.90	5.21	3.49	(10.75)	2.72
Total from investment operations	$1.29	$0.75	$5.48	$3.85	$(10.61)	$2.91

Less Distributions:
Dividends from net investment income	$0.00	$(0.18)	$(0.27)	$(0.36)	$(0.15)	$(0.20)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(0.01)
Returns of capital	0.00	0.00	0.00	0.00	(0.03)	0.00
Total distributions	$0.00	$(0.18)	$(0.27)	$(0.36)	$(0.18)	$(0.21)

NET ASSET VALUE, END OF PERIOD	$38.96	$37.67	$37.10	$31.89	$28.40	$39.19

Total Return[1]	6.91%#	2.03%	17.19%	13.54%	(27.06%)	7.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$26,832	$26,857	$28,633	$28,078	$27,472	$40,903
Ratio of expenses to average net assets after waivers[2,3]	1.60%#	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of expenses to average net assets before waivers[3]	1.84%#	1.88%	2.00%	2.09%	2.22%	2.30%
Ratio of net investment income (loss) to average net assets[2,3]	(0.22%)#	(0.37%)	0.78%	1.17%	0.40%	0.46%
Portfolio turnover rate	33.36%	41.82%	112.99%	120.02%	158.65%	99.47%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[3]	Average net assets was calculated using a 360-day period.

#	Annualized

*	Unaudited

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/29/12*	12/30/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE, BEGINNING OF PERIOD	$7.44	$7.61	$7.21	$5.05	$8.43	$10.20

Income (loss) from investment operations:
Net investment income (loss)	$0.24	$0.50	$0.53	$0.52	$0.56	$0.79
Net realized and unrealized gain (loss) on investments	0.25	(0.17)	0.40	2.16	(3.31)	(1.75)
Total from investment operations	$0.49	$0.33	$0.93	$2.68	$(2.75)	$(0.96)

Less Distributions:
Dividends from net investment income	$(0.24)	$(0.50)	$(0.53)	$(0.52)	$(0.56)	$(0.80)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(0.01)
Returns of capital	0.00	0.00	0.00	0.00	(0.07)	0.00
Total distributions	$(0.24)	$(0.50)	$(0.53)	$(0.52)	$(0.63)	$(0.81)

NET ASSET VALUE, END OF PERIOD	$7.69	$7.44	$7.61	$7.21	$5.05	$8.43

Total Return[1]	13.40%#	4.36%	13.39%	55.56%	(34.24%)	(10.07%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$23,248	$19,473	$23,316	$27,746	$24,101	$88,629
Ratio of expenses to average net assets after waivers[2,3]	1.45%#	1.60%	1.60%	1.60%	1.67%	1.75%
Ratio of expenses to average net assets before waivers[3]	1.68%#	1.74%	1.83%	1.93%	1.88%	1.85%
Ratio of net investment income to average net assets[2,3]	6.34%#	6.54%	7.22%	8.64%	7.74%	8.09%
Portfolio turnover rate	21.04%	38.35%	58.47%	56.76%	85.86%	27.28%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[3]	Average net assets was calculated using a 360-day period.

#	Annualized

*	Unaudited

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/29/12*	12/30/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE, BEGINNING OF PERIOD	$7.46	$7.62	$7.23	$5.06	$8.45	$10.22

Income (loss) from investment operations:
Net investment income (loss)	$0.21	$0.44	$0.48	$0.48	$0.51	$0.72
Net realized and unrealized gain (loss) on investments	0.25	(0.16)	0.39	2.17	(3.33)	(1.76)
Total from investment operations	$0.46	$0.28	$0.87	$2.65	$(2.82)	$(1.04)

Less Distributions:
Dividends from net investment income	$(0.21)	$(0.44)	$(0.48)	$(0.48)	$(0.51)	$(0.72)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(0.01)
Returns of capital	0.00	0.00	0.00	0.00	(0.06)	0.00
Total distributions	$(0.21)	$(0.44)	$(0.48)	$(0.48)	$(0.57)	$(0.73)

NET ASSET VALUE, END OF PERIOD	$7.71	$7.46	$7.62	$7.23	$5.06	$8.45

Total Return[1]	12.59%#	3.73%	12.39%	54.57%	(34.77%)	(10.71%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$8,872	$9,499	$12,744	$15,430	$12,563	$44,023
Ratio of expenses to average net assets after waivers[2,3]	2.21%#	2.35%	2.35%	2.35%	2.42%	2.50%
Ratio of expenses to average net assets before waivers[3]	2.43%#	2.49%	2.58%	2.68%	2.63%	2.60%
Ratio of net investment income to average net assets[2,3]	5.58%#	5.78%	6.46%	7.85%	7.03%	7.40%
Portfolio turnover rate	21.04%	38.35%	58.47%	56.76%	85.86%	27.28%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[3]	Average net assets was calculated using a 360-day period.

#	Annualized

*	Unaudited

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses—The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes—The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	12/30/11	6/29/12	Period*	Ratio

Williston Basin/Mid-North America Stock Fund
Actual	$1,000.00	$867.16	$6.56	1.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.77	$7.09	1.41%

Integrity Dividend Harvest Fund
Actual	$1,000.00	$1,006.54	$0.15	0.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,011.79	$0.15	0.09%

Integrity Growth & Income Fund
Actual	$1,000.00	$1,034.24	$8.09	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	$8.02	1.60%

Integrity High Income Fund
Actual - Class A	$1,000.00	$1,066.47	$7.43	1.45%
Actual - Class C	$1,000.00	$1,062.44	$11.32	2.21%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,017.61	$7.25	1.45%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,014.02	$11.05	2.21%

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the one-half year period, and divided by the total number of days in the fiscal year (to reflect the one-half year period).

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

[Logo]

Equity Funds
Williston Basin/Mid-North America Stock Fund
Integrity Dividend Harvest Fund
Integrity Growth & Income Fund

Corporate Bond Fund
Integrity High Income Fund

Specialty Fund
Integrity Fund of Funds

State-Specific Tax-Exempt Bond Funds
Viking Tax-Free Fund for North Dakota
Viking Tax-Free Fund for Montana
Kansas Municipal Fund
Kansas Insured Intermediate Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. CODE OF ETHICS.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on Form N-CSR.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	The registrant's code of ethics filed pursuant to Item 2 of the N-CSR is filed with the registrant's annual N-CSR.

	(2)	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

August 28, 2012

By: /s/ Adam Forthun
Adam Forthun
Treasurer

August 28, 2012